                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 13, 1999


                              JABIL CIRCUIT, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       0-21308                38-1886260
        --------                       -------                ----------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation)                                        Identification No.)


            10560 Ninth Street North, St. Petersburg, Florida 33716
-------------------------------------------------------------------------------
              (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (727) 577-9749

                                      N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) EXHIBITS.

            2.1 Agreement and Plan of Merger among Jabil Circuit, Inc., JG Acquisition, Inc., GET Manufacturing, Inc. and Mr. Shin Fang, dated August 11, 1999 and amended September 13, 1999.

            99.1 Press Release, dated August 5, 1999.*

            99.2 Press Release.*

-------------
* Previously filed on September 28, 1999, with the Registrant's Report on Form 8-K (SEC File No. 001-14063).

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JABIL CIRCUIT, INC.
                                 (Registrant)



                                 By: /s/ Chris A. Lewis
                                     ------------------------------------------
                                     Chris A. Lewis, Chief Financial Officer

                                 Date:  December 10, 1999



                                       3